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                    DIRECTOR CHOICE ACCESS (SERIES I AND IR)
                              SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

    SUPPLEMENT DATED NOVEMBER 4, 2002 TO THE PROSPECTUS DATED AUGUST 5, 2002

Hartford is now able to offer you the opportunity to add Principal First to your Contract after your Contract is issued. Your prospectus is revised as follows.

Under the section entitled "Principal First," the second to last paragraph is deleted and replaced with the following:

Principal First may not be available through all broker dealer firms. For Qualified Contracts, Principal First cannot be elected if the Contract Owner or Annuitant is age 81 or older.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4186
333-45301